UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2005

CDRV INVESTORS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-124100	56-2445503
(State or other jurisdiction of	(Commission	I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1310 Goshen Parkway
P.O. Box 2656
West Chester, PA		19380
(Address of principal executive offices)		(Zip Code)

(610) 431-1700
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

CDRV Investors, Inc. (the “Company”) is the ultimate parent company of VWR International, Inc. (“VWR”).  VWR entered into an Employment Agreement (the “Agreement”), dated as of October 17, 2005, by and between VWR and John M. Ballbach to appoint Mr. Ballbach to the position of President and Chief Executive Officer of the Company and VWR effective November 7, 2005.  The Agreement provides Mr. Ballbach with compensation in the form of salary, bonus and equity in the Company as well as other benefits and severance.

The description of the Agreement set forth above is qualified in its entirety by reference to the actual terms of the Agreement, which is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Rogers Resignation

Effective as of November 7, 2005, Mr. James W. Rogers resigned his position as Chief Executive Officer of CDRV Investors, Inc. (the “Company”).  Mr. Rogers will remain Chairman of the Board of the Company.

Ballbach Appointment

Effective November 7, 2005, the Company has appointed Mr. John M. Ballbach to the position of President and Chief Executive Officer.

Mr. Ballbach, age 45, has been president of Ballbach Consulting LLC since June 2004.  Prior to that, he was an officer of The Valspar Corporation, and served as its president and chief operating officer from 2002 until January 2004.  From 2000 to 2002, Mr. Ballbach served as the senior vice president of EPS, a color corporation and operations division of the Valspar Corporation.  Mr. Ballbach joined the Valspar Corporation in 1990 and had been its group vice president, packaging, since 1998.  Mr. Ballbach serves on the board of directors of Celanese Corporation.  He is also vice chair of the Urban Ventures Leadership Foundation.

The employment agreement with Mr. Ballbach is described in Item 1.01 hereof and attached hereto as Exhibit 99.2.

Also attached hereto as Exhibit 99.1 is the press release issued by the VWR International, Inc. on October 18, 2005 announcing Mr. Ballbach’s appointment.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDRV INVESTORS, INC.

Dated: October 19, 2005	By: /s/ Stephen J. Kunst

Name: Stephen J. Kunst
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 18, 2005 (furnished herewith)
99.2	Employment Agreement, among VWR International Inc and John M. Ballbach.